SEC. File Nos. 2-12967
                                                                       811-5085

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A
                            Registration Statement
                                    Under
                         the Securities Act of 1933
                        Post-Effective Amendment No. 15

                                     and

                             Registration Statement
                                    Under
                       The Investment Company Act of 1940
                                Amendment No. 17

                         CAPITAL  INCOME  BUILDER,  INC.
                (Exact Name of Registrant as specified in charter)
                             333 South Hope Street
                          Los Angeles, California 90071
                     (Address of principal executive offices)

                 Registrant's telephone number, including area code:
                                 (213) 486-9200


                                 Vincent P. Corti
                      Capital Research and Management Company
                               333 South Hope Street
                            Los Angeles, California 90071
                      (name and address of agent for service)


                                      Copies to:
                               MICHAEL  J. FAIRCLOUGH, ESQ.
                                 O'Melveny & Myers LLP
                                  400 South Hope Street
                              Los Angeles, California  90071
                               (Counsel for the Registrant)

                 Approximate date of proposed public offering:

It is proposed that this filing become effective on January 10, 2000, pursuant to paragraph (b) of rule 485.

                           Capital Income Builder/(R)/

                                   Prospectus

                                JANUARY 10, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS
 PROSPECTUS IS ACCURATE OR COMPLETE.      ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 CAPITAL INCOME BUILDER, INC.

 333 South Hope Street Los Angeles, California 90071

 TICKER SYMBOL: CAIBX  NEWSPAPER ABBREV: CapIB   FUND NO:  12



 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       8
 -------------------------------------------------------
  Shareholder Information                          10
 -------------------------------------------------------
  Purchase and Exchange of Shares                  11
 -------------------------------------------------------
  Distributions and Taxes                          16
 -------------------------------------------------------
  Financial Highlights                             17
 -------------------------------------------------------

  CIB-010-0100/MC
                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund primarily seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Secondarily, the fund strives to make your investment grow over time. The fund invests primarily in a broad range of income-producing securities, including stocks with a history of, or potential for, increasing dividends. Normally, the fund will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The fund may also invest significantly in non-U.S. securities.

 The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities may be affected by changing interest rates and credit risk assessments. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.


 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

CAPITAL INCOME BUILDER / PROSPECTUS

 INVESTMENT RESULTS

 The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.


  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[bar chart]
1989  19.98
1990   3.89
1991  25.70
1992  10.00
1993  15.28
1994  -2.26
1995  25.05
1996  17.64
1997  23.33
1998  11.75
[end bar chart]

  The fund's year-to-date return for the nine months ended September 30, 1999 was -3.33%.
 ------------------------------------------------------------------------------



 The fund's highest/lowest quarterly results during this time period were:

 Highest                         11.08%   (quarter ended December 31, 1990)
 Lowest                          -7.02%  (quarter ended September 30, 1990)

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 For periods ended December 31, 1998:

                     THE FUND WITH
 AVERAGE ANNUAL      MAXIMUM SALES
 TOTAL RETURN      CHARGE DEDUCTED/1/      S&P 500/2/
 One Year                     5.33%           28.52%
 --------------------------------------------------------
 Five Years                  13.31%           24.02%
 --------------------------------------------------------
 Ten Years                   14.01%           19.16%
 --------------------------------------------------------
 Lifetime/3/                 12.88%           15.73%
 --------------------------------------------------------


 30-day yield/1/:  3.49%
 (For current yield information, please call American FundsLine/^/ at 1-800-325-3590)

 1 These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

 2 The Standard & Poor's 500 Composite Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The fund began investment operations on July 30, 1987.

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)
 ----------------------------------------------------------------
 Maximum sales charge imposed on purchases               5.75%/1/
 (as a percentage of offering price)
 ----------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends       0%
 ----------------------------------------------------------------
 Maximum deferred sales charge                              0%/2/
 ----------------------------------------------------------------
 Redemption or exchange fees                                0%


 1 Sales charges are reduced or eliminated for larger purchases.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
 ----------------------------------------------------------
 Management Fees                                    0.32%
 Service (12b-1) Fees                               0.24%*
 Other Expenses                                     0.08%
 Total Annual Fund Operating Expenses               0.64%


 /*/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

 One year                                            $  637
 -----------------------------------------------------------
 Three years                                         $  768
 -----------------------------------------------------------
 Five years                                          $  911
 -----------------------------------------------------------
 Ten years                                           $1,327

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund has two primary investment objectives - 1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and
 2) to provide you with a growing stream of income over the years. The fund's secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including stocks and bonds. The fund may also invest significantly in securities of issuers domiciled outside the U.S.

 The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The prices of common stocks and other equity-type securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. The values of most debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa.

 Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

CAPITAL INCOME BUILDER / PROSPECTUS

[bar chart]
                 S&P 500     CIB(NAV)
December 1987*   69          124
September 1993   101         179
September 1999   140         250

The quarterly dividends produced by a hypothetical $10,000 investment in CIB and the S&P 500 at the fund's inception on July 30, 1987. This snapshot at three intervals over the lifetime of the fund shows that CIB has maintained a substantially higher dividend than the S&P 500 throughout its 12-year history. All results are calculated at net asset value with dividends taken in cash and capital gain distribution reinvested.

*First full calendar quarter
[end bar chart]


 Ten Largest Individual Equity Holdings                        PERCENT OF
 (as of the end of the fund's fiscal year, October 31, 1999)   NET ASSETS
 --------------------------------------------------------------------------
 Deutsche Telekom                                                 2.42%
 --------------------------------------------------------------------------
 First Union                                                      2.38
 --------------------------------------------------------------------------
 SBC Communications                                               1.92
 --------------------------------------------------------------------------
 BANK ONE                                                         1.75
 --------------------------------------------------------------------------
 Scottish and Southern Energy                                     1.48
 --------------------------------------------------------------------------
 Williams Companies                                               1.45
 --------------------------------------------------------------------------
 Ford Motor                                                       1.38
 --------------------------------------------------------------------------
 United Utilities                                                 1.35
 --------------------------------------------------------------------------
 Pinnacle West Capital                                            1.35
 --------------------------------------------------------------------------
 Telecom Italia                                                   1.30

 Because the fund is actively managed, its holdings will change from time to time.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital Income Builder are listed on the following page.

CAPITAL INCOME BUILDER / PROSPECTUS

                                                                                 APPROXIMATE YEARS OF EXPERIENCE
                                                         YEARS OF EXPERIENCE      AS AN INVESTMENT PROFESSIONAL
                                                        AS PORTFOLIO COUNSELOR   (INCLUDNG THE LAST FIVE YEARS)
                                                            (AND RESEARCH       -----------------------------------
           PORTFOLIO                                        PROFESSIONAL,         WITH CAPITAL
         COUNSELORS FOR                                   IF APPLICABLE) FOR      RESEARCH AND
         CAPITAL INCOME                                 CAPITAL INCOME BUILDER     MANAGEMENT
            BUILDER            PRIMARY TITLE(S)             (APPROXIMATE)            COMPANY
         -----------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                -----------------------------------
         JAMES B.        President, Principal           11 years                18 years           18 years
         LOVELACE        Executive Officer and
                         Director of the fund. Senior
                         Vice President, Capital
                         Research and Management
                         Company
         ----------------------------------------------------------------------------------------------------------
         JON B.          Vice Chairman of the Board of  12 years (since the     48 years           48 years
         LOVELACE        the fund. Chairman Emeritus,   fund began operations)
                         Capital Research and
                         Management Company
         ----------------------------------------------------------------------------------------------------------
         JANET A.        Senior Vice President of the   12 years (since the     18 years           24 years
         MCKINLEY        fund. Director, Capital        fund began operations)
                         Research and Management
                         Company. Senior Vice
                         President, Capital Research
                         Company*
         ----------------------------------------------------------------------------------------------------------
         STEVEN T.       Vice President of the fund.    2 years (plus 5 years   10 years           10 years
         WATSON          Senior Vice President and      as a research
                         Director, Capital Research     professional prior to
                         Company*                       becoming a portfolio
                                                        counselor for the
                                                        fund)
         ----------------------------------------------------------------------------------------------------------
         THIERRY         Director, Capital Research     12 years (since the     37 years           37 years
         VANDEVENTER     and Management Company         fund began operations)

           The fund began investment operations on July 30, 1987.
         * Company affiliated with Capital Research and Management Company.
----------------------------------------------------------------------------------------------------------------------

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773




 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into other funds in The American Funds Group, generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 INVESTMENT MINIMUMS
 To establish an account (including retirement plan accounts)   $250
   For a retirement plan account through payroll deduction      $ 25
 To add to an account                                           $ 50
   For a retirement plan account through payroll deduction      $ 25


 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts

                                             CAPITAL INCOME BUILDER / PROSPECTUS
 your request. The offering price is the net asset value plus a sales charge, if applicable.

 SALES CHARGE

 A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF

                                    --------------------     DEALER
                                                NET        COMMISSION
                                    OFFERING   AMOUNT       AS % OF
 INVESTMENT                          PRICE    INVESTED   OFFERING PRICE

 -----------------------------------------------------------------------
 Less than $25,000                   5.75%     6.10%         5.00%
 -----------------------------------------------------------------------
 $25,000 but less than $50,000       5.00%     5.26%         4.25%
 -----------------------------------------------------------------------
 $50,000 but less than $100,000      4.50%     4.71%         3.75%
 -----------------------------------------------------------------------
 $100,000 but less than $250,000     3.50%     3.63%         2.75%
 -----------------------------------------------------------------------
 $250,000 but less than $500,000     2.50%     2.56%         2.00%
 -----------------------------------------------------------------------
 $500,000 but less than $750,000     2.00%     2.04%         1.60%
 -----------------------------------------------------------------------
 $750,000 but less than $1 million   1.50%     1.52%         1.20%
 -----------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

CAPITAL INCOME BUILDER / PROSPECTUS

 REDUCING YOUR SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below and in the statement of additional information and "Welcome to the Family."

 AGGREGATING ACCOUNTS

 To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  .  solely controlled business accounts.

  .  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in The American Funds Group, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You may establish a Statement of Intention (SOI) that allows you to combine the purchases you intend to make over a 13-month period in any non-money market fund or individual American Legacy variable annuity or variable life insurance policy. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and

                                             CAPITAL INCOME BUILDER / PROSPECTUS
 capital gains do not apply toward these combined purchases. An SOI allows you to take immediate advantage of the maximum quantity discount available. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 PLAN OF DISTRIBUTION

 The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain shareholder services. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment and may cost you more than paying higher initial sales charges.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  .  Requests must be signed by the registered shareholder(s).

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

CAPITAL INCOME BUILDER / PROSPECTUS

  . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  . Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  .  Checks must be made payable to the registered shareholder.

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
 ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.</r?

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.




                                          YEARS ENDED OCTOBER 31
                                       ------------------------------
                               1999      1998      1997      1996       1995
                             --------------------------------------------------
 Net Asset Value,            $ 48.40   $ 46.14   $ 39.70   $ 36.27    $ 32.68
 Beginning of Year
 ------------------------------------------------------------------------------
 Income From Investment
 Operations:
 Net investment income          1.93      2.09      1.74      1.95       1.69
 Net gains or losses on
 securities (both               (.70)     3.87      7.20      3.92       3.69
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment          1.23      5.96      8.94      5.87       5.38
 operations
 ------------------------------------------------------------------------------
 Less Distributions:
 Dividends (from net
 investment income)            (1.92)    (2.09)    (1.77)    (1.94)     (1.69)
 Distributions (from           (2.81)    (1.61)     (.73)     (.50)      (.10)
 capital gains)
 ------------------------------------------------------------------------------
 Total distributions           (4.73)    (3.70)    (2.50)    (2.44)     (1.79)
 ------------------------------------------------------------------------------
 Net Asset Value,            $ 44.90   $ 48.40   $ 46.14   $ 39.70    $ 36.27
 End of Year
 ------------------------------------------------------------------------------
 Total return*                 2.53%    13.33%    23.16%    16.76%     16.98%
 ------------------------------------------------------------------------------
 Ratios/Supplemental Data:
 Net assets, end of year     $ 8,773   $ 8,747   $ 7,301   $ 5,418    $ 4,533
 (in millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           .64%      .64%      .65%      .71%       .72%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income           4.15%     4.35%     4.04%     5.19%      4.96%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate      20.56%    24.38%    27.65%    27.56%     18.06%
 * Excludes maximum sales charge of 5.75%.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 FOR SHAREHOLDER       FOR RETIREMENT PLAN          FOR DEALER
 SERVICES              SERVICES                     SERVICES
 American Funds        Call your employer or        American Funds
 Service Company       plan administrator           Distributors
 800/421-0180                                       800/421-9900 ext. 11





                      FOR 24-HOUR INFORMATION
        American FundsLine(R)  American FundsLine OnLine(R)
        800/325-3590           http://www.americanfunds.com


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ---------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ---------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 The fund's code of ethics and current SAI has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this prospectus. These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 To request a free copy of any of the documents above:


 Call American Funds         Write to the Secretary of the fund
 Service Company       or    333 South Hope Street
 800/421-0180 ext. 1         Los Angeles, California 90071


 Investment Company File No. 811-5085
                                                       Printed on recycled paper

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

                           Capital Income Builder/(R)/

                                   Prospectus

                                JANUARY 10, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS
 PROSPECTUS IS ACCURATE OR COMPLETE.      ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 CAPITAL INCOME BUILDER, INC.

 333 South Hope Street Los Angeles, California 90071

 TICKER SYMBOL: CAIBX  NEWSPAPER ABBREV: CapIB   FUND NO:  12



 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       8
 -------------------------------------------------------
  Shareholder Information                          10
 -------------------------------------------------------
  Purchase and Exchange of Shares                  11
 -------------------------------------------------------
  Distributions and Taxes                          16
 -------------------------------------------------------
  Financial Highlights                             17
 -------------------------------------------------------

  CIB-010-0100/MC
                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund primarily seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Secondarily, the fund strives to make your investment grow over time. The fund invests primarily in a broad range of income-producing securities, including stocks with a history of, or potential for, increasing dividends. Normally, the fund will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The fund may also invest significantly in non-U.S. securities.

 The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities may be affected by changing interest rates and credit risk assessments. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.


 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

CAPITAL INCOME BUILDER / PROSPECTUS

 INVESTMENT RESULTS

 The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.


  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[bar chart]
1989  19.98
1990   3.89
1991  25.70
1992  10.00
1993  15.28
1994  -2.26
1995  25.05
1996  17.64
1997  23.33
1998  11.75
[end bar chart]

  The fund's year-to-date return for the nine months ended September 30, 1999 was -3.33%.
 ------------------------------------------------------------------------------


 The fund's highest/lowest quarterly results during this time period were:

 Highest                         11.08%   (quarter ended December 31, 1990)
 Lowest                          -7.02%  (quarter ended September 30, 1990)

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 For periods ended December 31, 1998:

                     THE FUND WITH
 AVERAGE ANNUAL      MAXIMUM SALES
 TOTAL RETURN      CHARGE DEDUCTED/1/      S&P 500/2/
 One Year                     5.33%           28.52%
 --------------------------------------------------------
 Five Years                  13.31%           24.02%
 --------------------------------------------------------
 Ten Years                   14.01%           19.16%
 --------------------------------------------------------
 Lifetime/3/                 12.88%           15.73%
 --------------------------------------------------------


 30-day yield/1/:  3.49%
 (For current yield information, please call American FundsLine/^/ at 1-800-325-3590)

 1 These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

 2 The Standard & Poor's 500 Composite Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The fund began investment operations on July 30, 1987.

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)
 ----------------------------------------------------------------
 Maximum sales charge imposed on purchases               5.75%/1/
 (as a percentage of offering price)
 ----------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends       0%
 ----------------------------------------------------------------
 Maximum deferred sales charge                              0%/2/
 ----------------------------------------------------------------
 Redemption or exchange fees                                0%


 1 Sales charges are reduced or eliminated for larger purchases.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
 ----------------------------------------------------------
 Management Fees                                    0.32%
 Service (12b-1) Fees                               0.24%*
 Other Expenses                                     0.08%
 Total Annual Fund Operating Expenses               0.64%


 /*/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

 One year                                            $  637
 -----------------------------------------------------------
 Three years                                         $  768
 -----------------------------------------------------------
 Five years                                          $  911
 -----------------------------------------------------------
 Ten years                                           $1,327

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund has two primary investment objectives - 1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and
 2) to provide you with a growing stream of income over the years. The fund's secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including stocks and bonds. The fund may also invest significantly in securities of issuers domiciled outside the U.S.

 The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The prices of common stocks and other equity-type securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. The values of most debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa.

 Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

CAPITAL INCOME BUILDER / PROSPECTUS

[bar chart]
                 S&P 500     CIB(NAV)
December 1987*   69          124
September 1993   101         179
September 1999   140         250

The quarterly dividends produced by a hypothetical $10,000 investment in CIB and the S&P 500 at the fund's inception on July 30, 1987. This snapshot at three intervals over the lifetime of the fund shows that CIB has maintained a substantially higher dividend than the S&P 500 throughout its 12-year history. All results are calculated at net asset value with dividends taken in cash and capital gain distribution reinvested.

*First full calendar quarter
[end bar chart]


 Ten Largest Individual Equity Holdings                        PERCENT OF
 (as of the end of the fund's fiscal year, October 31, 1999)   NET ASSETS
 --------------------------------------------------------------------------
 Deutsche Telekom                                                 2.42%
 --------------------------------------------------------------------------
 First Union                                                      2.38
 --------------------------------------------------------------------------
 SBC Communications                                               1.92
 --------------------------------------------------------------------------
 BANK ONE                                                         1.75
 --------------------------------------------------------------------------
 Scottish and Southern Energy                                     1.48
 --------------------------------------------------------------------------
 Williams Companies                                               1.45
 --------------------------------------------------------------------------
 Ford Motor                                                       1.38
 --------------------------------------------------------------------------
 United Utilities                                                 1.35
 --------------------------------------------------------------------------
 Pinnacle West Capital                                            1.35
 --------------------------------------------------------------------------
 Telecom Italia                                                   1.30

 Because the fund is actively managed, its holdings will change from time to time.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital Income Builder are listed on the following page.

CAPITAL INCOME BUILDER / PROSPECTUS

                                                                                 APPROXIMATE YEARS OF EXPERIENCE
                                                         YEARS OF EXPERIENCE      AS AN INVESTMENT PROFESSIONAL
                                                        AS PORTFOLIO COUNSELOR   (INCLUDNG THE LAST FIVE YEARS)
                                                            (AND RESEARCH       -----------------------------------
           PORTFOLIO                                        PROFESSIONAL,         WITH CAPITAL
         COUNSELORS FOR                                   IF APPLICABLE) FOR      RESEARCH AND
         CAPITAL INCOME                                 CAPITAL INCOME BUILDER     MANAGEMENT
            BUILDER            PRIMARY TITLE(S)             (APPROXIMATE)            COMPANY
         -----------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                -----------------------------------
         JAMES B.        President, Principal           11 years                18 years           18 years
         LOVELACE        Executive Officer and
                         Director of the fund. Senior
                         Vice President, Capital
                         Research and Management
                         Company
         ----------------------------------------------------------------------------------------------------------
         JON B.          Vice Chairman of the Board of  12 years (since the     48 years           48 years
         LOVELACE        the fund. Chairman Emeritus,   fund began operations)
                         Capital Research and
                         Management Company
         ----------------------------------------------------------------------------------------------------------
         JANET A.        Senior Vice President of the   12 years (since the     18 years           24 years
         MCKINLEY        fund. Director, Capital        fund began operations)
                         Research and Management
                         Company. Senior Vice
                         President, Capital Research
                         Company*
         ----------------------------------------------------------------------------------------------------------
         STEVEN T.       Vice President of the fund.    2 years (plus 5 years   10 years           10 years
         WATSON          Senior Vice President and      as a research
                         Director, Capital Research     professional prior to
                         Company*                       becoming a portfolio
                                                        counselor for the
                                                        fund)
         ----------------------------------------------------------------------------------------------------------
         THIERRY         Director, Capital Research     12 years (since the     37 years           37 years
         VANDEVENTER     and Management Company         fund began operations)

           The fund began investment operations on July 30, 1987.
         * Company affiliated with Capital Research and Management Company.
----------------------------------------------------------------------------------------------------------------------

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773




 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into other funds in The American Funds Group, generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 INVESTMENT MINIMUMS
 To establish an account (including retirement plan accounts)   $250
   For a retirement plan account through payroll deduction      $ 25
 To add to an account                                           $ 50
   For a retirement plan account through payroll deduction      $ 25


 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts

                                             CAPITAL INCOME BUILDER / PROSPECTUS
 your request. The offering price is the net asset value plus a sales charge, if applicable.

 SALES CHARGE

 A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF

                                    --------------------     DEALER
                                                NET        COMMISSION
                                    OFFERING   AMOUNT       AS % OF
 INVESTMENT                          PRICE    INVESTED   OFFERING PRICE

 -----------------------------------------------------------------------
 Less than $25,000                   5.75%     6.10%         5.00%
 -----------------------------------------------------------------------
 $25,000 but less than $50,000       5.00%     5.26%         4.25%
 -----------------------------------------------------------------------
 $50,000 but less than $100,000      4.50%     4.71%         3.75%
 -----------------------------------------------------------------------
 $100,000 but less than $250,000     3.50%     3.63%         2.75%
 -----------------------------------------------------------------------
 $250,000 but less than $500,000     2.50%     2.56%         2.00%
 -----------------------------------------------------------------------
 $500,000 but less than $750,000     2.00%     2.04%         1.60%
 -----------------------------------------------------------------------
 $750,000 but less than $1 million   1.50%     1.52%         1.20%
 -----------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

CAPITAL INCOME BUILDER / PROSPECTUS

 REDUCING YOUR SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below and in the statement of additional information and "Welcome to the Family."

 AGGREGATING ACCOUNTS

 To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  .  solely controlled business accounts.

  .  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in The American Funds Group, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You may establish a Statement of Intention (SOI) that allows you to combine the purchases you intend to make over a 13-month period in any non-money market fund or individual American Legacy variable annuity or variable life insurance policy. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and

                                             CAPITAL INCOME BUILDER / PROSPECTUS
 capital gains do not apply toward these combined purchases. An SOI allows you to take immediate advantage of the maximum quantity discount available. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 PLAN OF DISTRIBUTION

 The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain shareholder services. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment and may cost you more than paying higher initial sales charges.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  .  Requests must be signed by the registered shareholder(s).

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

CAPITAL INCOME BUILDER / PROSPECTUS

  . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  . Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  .  Checks must be made payable to the registered shareholder.

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
 ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.</r?

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                          YEARS ENDED OCTOBER 31
                                       ------------------------------
                               1999      1998      1997      1996       1995
                             --------------------------------------------------
 Net Asset Value,            $ 48.40   $ 46.14   $ 39.70   $ 36.27    $ 32.68
 Beginning of Year
 ------------------------------------------------------------------------------
 Income From Investment
 Operations:
 Net investment income          1.93      2.09      1.74      1.95       1.69
 Net gains or losses on
 securities (both               (.70)     3.87      7.20      3.92       3.69
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment          1.23      5.96      8.94      5.87       5.38
 operations
 ------------------------------------------------------------------------------
 Less Distributions:
 Dividends (from net
 investment income)            (1.92)    (2.09)    (1.77)    (1.94)     (1.69)
 Distributions (from           (2.81)    (1.61)     (.73)     (.50)      (.10)
 capital gains)
 ------------------------------------------------------------------------------
 Total distributions           (4.73)    (3.70)    (2.50)    (2.44)     (1.79)
 ------------------------------------------------------------------------------
 Net Asset Value,            $ 44.90   $ 48.40   $ 46.14   $ 39.70    $ 36.27
 End of Year
 ------------------------------------------------------------------------------
 Total return*                 2.53%    13.33%    23.16%    16.76%     16.98%
 ------------------------------------------------------------------------------
 Ratios/Supplemental Data:
 Net assets, end of year     $ 8,773   $ 8,747   $ 7,301   $ 5,418    $ 4,533
 (in millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to           .64%      .64%      .65%      .71%       .72%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income           4.15%     4.35%     4.04%     5.19%      4.96%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate      20.56%    24.38%    27.65%    27.56%     18.06%
 * Excludes maximum sales charge of 5.75%.

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

CAPITAL INCOME BUILDER / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                             CAPITAL INCOME BUILDER / PROSPECTUS

 FOR SHAREHOLDER       FOR RETIREMENT PLAN          FOR DEALER
 SERVICES              SERVICES                     SERVICES
 American Funds        Call your employer or        American Funds
 Service Company       plan administrator           Distributors
 800/421-0180                                       800/421-9900 ext. 11





                      FOR 24-HOUR INFORMATION
        American FundsLine(R)  American FundsLine OnLine(R)
        800/325-3590           http://www.americanfunds.com


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ---------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ---------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 The fund's code of ethics and current SAI has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this prospectus. These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 To request a free copy of any of the documents above:


 Call American Funds         Write to the Secretary of the fund
 Service Company       or    333 South Hope Street
 800/421-0180 ext. 1         Los Angeles, California 90071


 Investment Company File No. 811-5085
                                                       Printed on recycled paper

                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                                January 10, 2000


This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the "fund" or "CIB") dated January 10, 2000. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                              333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       10
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .       11
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       18
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Shareholder Account Services and Privileges . . . . . . . . . . . .       29
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       32
Investment Results and Related Statistics . . . . . . . . . . . . .       33
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Financial Statements




                        Capital Income Builder -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE
 .    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES
 .    The fund will invest at least 50% of its assets in common stocks.

DEBT SECURITIES
 .    The fund may invest up to 5% of its assets in straight debt securities rated BB by Standard & Poor's Corporation and Ba by Moody's Investors Service, Inc. or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES
 .    The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and


                        Capital Income Builder -- Page 2
convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stocks are similar to those of equity securities and they often automatically convert into common stock. Non-convertible preferred stocks with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, convertible preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.


Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.


                        Capital Income Builder -- Page 3

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


                        Capital Income Builder -- Page 4

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


                        Capital Income Builder -- Page 5

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


                        Capital Income Builder -- Page 6

The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which


                        Capital Income Builder -- Page 7
can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;


                        Capital Income Builder -- Page 8

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                        Capital Income Builder -- Page 9

With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the U.S. based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987.


All fund operations are supervised by the fund's board of directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


                       Capital Income Builder -- Page 10

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                                AGGREGATE
                                                                                               COMPENSATION
                                                                                          (INCLUDING VOLUNTARILY
                                                                                                 DEFERRED
                                                                                             COMPENSATION/1/)
                                                                                              FROM THE FUND
                                   POSITION                                                 DURING FISCAL YEAR
                                     WITH             PRINCIPAL OCCUPATION(S) DURING              ENDED
    NAME, ADDRESS AND AGE         REGISTRANT                   PAST 5 YEARS                  OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie          Director           Private Investor.  Former President           $21,500/3/
 P.O. Box 144                                      and Chief Executive Officer, The
 Palos Verdes Estates, CA                          Mission Group (non-utility holding
 90274                                             company, subsidiary of Southern
 Age: 66                                           California Edison Company)
------------------------------------------------------------------------------------------------------------------
 + Paul G. Haaga, Jr.           Chairman of the    Executive Vice President and                   None/4/
 333 South Hope Street          Board              Director, Capital Research and
 Los Angeles, CA 90071                             Management Company
 Age: 51
------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila            Director           Private Investor; former Owner and            $22,500/3/
 One Winthrop Square                               President, Energy Investment, Inc.
 Boston, MA 02110
 Age: 45
------------------------------------------------------------------------------------------------------------------
 + James B. Lovelace            President and      Senior Vice President, Capital                 None/4/
 333 South Hope Street          Director           Research and Management Company
 Los Angeles, CA 90071
 Age: 43
------------------------------------------------------------------------------------------------------------------
 + Jon B. Lovelace              Vice Chairman      Chairman Emeritus, Capital Research            None/4/
 333 South Hope Street          of                 and Management Company
 Los Angeles, CA 90071          the Board
 Age: 72
------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                     President, The Lovejoy Consulting             $ 21,500
 The Lovejoy Consulting         Director           Group, Inc.; former Executive Vice
 Group                                             President, Salzburg Seminar
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 64
------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill                                 Chichele Professor of the History of          $ 21,500
 Whitney, OXON                  Director           War and Fellow, All Souls College,
 United Kingdom                                    University of Oxford
 Age: 63
------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen             Director           Former Chairman of the Board and              $ 21,500
 255 East Brown                                    Chief Executive Officer, Ford Motor
 Birmingham, MI 48009                              Company
 Age: 73
------------------------------------------------------------------------------------------------------------------
 Stefanie Powers                Director           Actor; President, William Holden              $ 20,000
 2661 Hutton Drive                                 Wildlife Foundation
 Beverly Hills, CA 90210
 Age: 57
------------------------------------------------------------------------------------------------------------------
 Frank Stanton                  Director           Retired; former President, CBS Inc.           $ 22,500
 25 West 52nd Street                               (1946-1973)
 New York, NY 10019
 Age: 91
------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.              Director           Economic Adviser and Corporate                $ 21,500
 1700 Main Street                                  Fellow in International Economics,
 Santa Monica, CA 90407                            The RAND Corporation
 Age: 75
------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMPENSATION
                                  (INCLUDING VOLUNTARILY
                                         DEFERRED
                                   COMPENSATION/1/) FROM      TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                   CAPITAL RESEARCH AND          BOARDS
                                    MANAGEMENT COMPANY          ON WHICH
                               OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
    NAME, ADDRESS AND AGE      YEAR ENDED OCTOBER 31, 1999     SERVES/2/
---------------------------------------------------------------------------
 H. Frederick Christie                  $209,000/3/                19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
---------------------------------------------------------------------------
 + Paul G. Haaga, Jr.                     None/4/                  14
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 51
---------------------------------------------------------------------------
 Mary Myers Kauppila                    $120,000/3/                 5
 One Winthrop Square
 Boston, MA 02110
 Age: 45
---------------------------------------------------------------------------
 + James B. Lovelace                      None/4/                   1
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 43
---------------------------------------------------------------------------
 + Jon B. Lovelace                        None/4/                   3
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 72
---------------------------------------------------------------------------
 Gail L. Neale                          $  95,500                   5
 The Lovejoy Consulting
 Group
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 64
---------------------------------------------------------------------------
 Robert J. O'Neill                      $  50,250                   3
 Whitney, OXON
 United Kingdom
 Age: 63
---------------------------------------------------------------------------
 Donald E. Petersen                     $  95,000                   5
 255 East Brown
 Birmingham, MI 48009
 Age: 73
---------------------------------------------------------------------------
 Stefanie Powers                        $  39,000                   2
 2661 Hutton Drive
 Beverly Hills, CA 90210
 Age: 57
---------------------------------------------------------------------------
 Frank Stanton                          $  44,000                   2
 25 West 52nd Street
 New York, NY 10019
 Age: 91
---------------------------------------------------------------------------
 Charles Wolf, Jr.                      $  43,000                   2
 1700 Main Street
 Santa Monica, CA 90407
 Age: 75
---------------------------------------------------------------------------




                       Capital Income Builder -- Page 11

                       Capital Income Builder -- Page 12

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended October 31, 1999 for participating Directors is as follows: H. Frederick Christie ($86,748), Mary Myers Kauppila ($138,719), Gail L. Neale ($78,951) and Donald E. Petersen ($55,210). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Paul G. Haaga, Jr., James B. Lovelace, Jon B. Lovelace are affiliated with the
  Investment Adviser and, accordingly, receive no compensation from the fund.


                       Capital Income Builder -- Page 13

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Paul G. Haaga, Jr.
 (see above)
-------------------------------------------------------------------------------
Jon B. Lovelace
 (see above)
-------------------------------------------------------------------------------
James B. Lovelace
 (see above)
-------------------------------------------------------------------------------
Janet A. McKinley       45   Senior Vice      Director, Capital Research and
630 Fifth Avenue             President        Management Company. Senior Vice
New York, NY 10111                            President, Capital Research
                                              Company*
-------------------------------------------------------------------------------
Catherine M. Ward       52   Senior Vice      Senior Vice President and
333 South Hope Street        President        Director,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Joyce E. Gordon         43   Vice President   Senior Vice President and
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital Research Company
-------------------------------------------------------------------------------
Darcy B. Kopcho         46   Vice President   Executive Vice President and
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital Research Company
-------------------------------------------------------------------------------
Steven T. Watson        44   Vice President   Senior Vice President and
25 Bedford Street                             Director,
London, England                               Capital Research Company
-------------------------------------------------------------------------------
Vincent P. Corti        43   Secretary        Vice President - Fund Business
333 South Hope Street                         Mangement Group, Capital Research
Los Angeles, CA 90071                         and Management Company
-------------------------------------------------------------------------------
R. Marcia Gould         45   Treasurer        Vice President - Fund Business
135 South State                               Mangement Group, Capital Research
College Blvd.                                 and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $12,500 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not


                       Capital Income Builder -- Page 14
affiliated with the Investment Adviser. As of December 10, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described


                       Capital Income Builder -- Page 15
below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36%, and 0.39%, respectively.


The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended October 31, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $28,908,000, $26,651,000, and $20,097,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal period ended October 31, 1999 amounted to $5,326,000 after allowance of $25,137,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $6,716,000 and $6,383,000, respectively after an allowance of $32,535,000 and $32,064,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial


                       Capital Income Builder -- Page 16
interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal period ended October 31, 1999, the fund paid or accrued $21,496,000 for compensation to dealers under the Plan.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       Capital Income Builder -- Page 17

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund


                       Capital Income Builder -- Page 18
intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a


                       Capital Income Builder -- Page 19
partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                       Capital Income Builder -- Page 20

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Purchase Minimums" for  lower minimum is noted under
                        initial investment      "Investment Purchase
                        minimums.               Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                       Capital Income Builder -- Page 21

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.


Investment minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


                       Capital Income Builder -- Page 22

SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)



                                                                    DEALER
                                            SALES CHARGE AS       CONCESSION
                                           PERCENTAGE OF THE:    AS PERCENTAGE
                                           ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                     NET AMOUNT  OFFERING     OFFERING
                                          -INVESTED-   PRICE         PRICE
------------------------------------------ --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .           4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .          3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .           3.63       3.50          2.75
$250,000 but less than $500,000 .           2.56       2.50          2.00
$500,000 but less than $750,000 .           2.04       2.00          1.60
$750,000 but less than $1 million           1.52       1.50          1.20
$1,000,000 or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------



PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;


                       Capital Income Builder -- Page 23

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested dis-


                       Capital Income Builder -- Page 24
     tributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     . employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     . business accounts solely controlled by these individuals (for example, the individuals own the entire business);


                       Capital Income Builder -- Page 25

     . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies to qualify for a reduced sales charge. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


                       Capital Income Builder -- Page 26

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                       Capital Income Builder -- Page 27

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     . Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     .  Requests must be signed by the registered shareholder(s)

     .  A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     . You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     . Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     .  Checks must be made payable to the registered shareholder(s).

     . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     . You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     . You may establish check writing privileges (use the money market funds application).


                       Capital Income Builder -- Page 28

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within 12 months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                       Capital Income Builder -- Page 29
may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                       Capital Income Builder -- Page 30

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


                       Capital Income Builder -- Page 31

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 1999, 1998 and 1997, amounted to $3,190,000, $2,797,000 and
$2,123,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan & Co. and Merrill Lynch, Pierce, Fenner, & Smith, Inc. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan & Co. in the amount of $15,705,000 and debt securities of Merrill Lynch, Pierce, Fenner, & Smith, Inc. in the amount of $1,226,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $5,195,000 for the fiscal period ended October 31, 1999.


                       Capital Income Builder -- Page 32

INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on October 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
              MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $44.90
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $47.64


                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.14% based on a 30-day (or one month) period ended October 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]


                       Capital Income Builder -- Page 33

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total return for the five- and ten-year periods ended October 31, 1999 were -3.37%, +12.98% and +12.11%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on October 31, 1999 were +2.53%, +14.33% and +12.77, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


                       Capital Income Builder -- Page 34

The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.





                       CIB VS. VARIOUS UNMANAGED INDICES

10- YEAR PERIODS
(11/1 - 10/31)                CIB           DJIA/2/          S&P 500/3/
--------------                ---           -------          ----------

1987/1/ - 1999              +292.0%         +490.8%            +494.1%
1989 - 1999                 +213.6%         +426.5%            +414.0%
1988 - 1998                 +257.1%         +432.0%            +416.5%
1987 - 1997                 +253.9%         +406.5%            +386.2%


1 Since inception July 30, 1987.

2 The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric. This index is unmanaged and does not reflect sales charges, commissions or expenses.

3 The Standard and Poor's 500 Stock Composite Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.


                       Capital Income Builder -- Page 35

                ILLUSTRATION OF A $10,000 INVESTMENT IN CIB WITH
      DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
            (FOR THE PERIOD JULY 30, 1987 THROUGH OCTOBER 31, 1999)

                    COST OF SHARES                                         VALUE OF SHARES
                   ---------------                                        ----------------
    YEAR                                     TOTAL                         FROM           FROM
   ENDED        ANNUAL       DIVIDENDS     INVESTMENT   FROM INITIAL  CAPITAL GAINS    DIVIDENDS       TOTAL
 OCTOBER 31    DIVIDENDS   (CUMULATIVE)       COST       INVESTMENT     REINVESTED     REINVESTED      VALUE
 ----------    ---------   ------------       ----       ----------     ----------     ----------      -----
   1987#        $   92        $    92       $10,092       $ 8,842              -        $    87       $ 8,929
    1988           494            586        10,586         9,429              -            600        10,029
    1989           556          1,142        11,142        10,437              -          1,252        11,689
    1990           633          1,775        11,775         9,737              -          1,765        11,502
    1991           708          2,483        12,483        11,946              -          2,912        14,858
    1992           792          3,275        13,275        12,821         $  130          3,942        16,893
    1993           881          4,156        14,156        14,342            212          5,343        19,897
    1994           975          5,131        15,131        13,617            267          6,052        19,936
    1995         1,079          6,210        16,210        15,112            367          7,888        23,367
    1996         1,199          7,409        17,409        16,542            751          9,907        27,200
    1997         1,324          8,733        18,733        19,225          1,446         12,934        33,605
    1998         1,468         10,201        20,201        20,167          2,740         15,053        37,960
    1999         1,623         11,824        21,824        18,844          4,717         15,639        39,200



# From July 30, 1987


 The dollar amount of capital gain distributions during the period was $4,508.






                       Capital Income Builder -- Page 36

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by


                       Capital Income Builder -- Page 37
a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


                       Capital Income Builder -- Page 38

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."





                       Capital Income Builder -- Page 39

Capital Income Builder
Investment Portfolio  October 31, 1999

10 Largest Individual             Percent of
Equity Holdings                   Net Assets
----------------------------      ---------
Deutsche Telekom                      2.42%
First Union                           2.38
SBC Communications                    1.92
BANK ONE                              1.75
Scottish and Southern Energy          1.48
Williams Companies                    1.45
Ford Motor                            1.38
United Utilities                      1.35
Pinnacle West Capital                 1.35
Telecom Italia                        1.30


Capital Income Builder
Investment Portfolio October 31, 1999
                                                                     Shares or  Market Percent
                                                                     Principal   Value  Of Net
Equity Securities                                                       Amount (Million Assets
--------------------------------------------                          -------- ----------------
ENERGY
ENERGY SOURCES  -  4.19%
BP Amoco PLC (ADR)                                                    1,500,000 $ 86.62   .99%
CalEnergy Capital Trust II 6.25% convertible                            130,000   5.330     .06
 preferred 2012 (1)
Chevron Corp.                                                           917,500  83.779     .95
Conoco Inc., Class B                                                    147,408   3.998     .05
Fortum Oyj                                                            3,600,000  17.426     .20
Kerr-McGee Corp.                                                        200,000  10.750     .12
Phillips Petroleum Co.                                                1,125,000  52.313     .60
Royal Dutch Petroleum Co. (New York Registered Shares)                  880,000  52.745
"Shell" Transport and Trading Co., PLC (New York                        850,000  38.994    1.04
 Registered Shares)
Ultramar Diamond Shamrock Corp.                                         650,000  15.925     .18
UTILITIES: ELECTRIC & GAS  -  7.97%
Australian Gas Light Co.                                              1,168,320   6.440     .07
Central and South West Corp.                                          1,950,000  43.266     .49
Coastal Corp. 6.625% FELINE PRIDES convertible                          280,000   7.420     .08
 preferred 2002
Dominion Resources, Inc.                                                250,000  12.031     .14
DPL Inc.                                                              1,000,000  20.250     .23
GPU, Inc.                                                               850,000  28.847     .33
KeySpan Corp.                                                         1,928,800  54.248     .62
National Power PLC                                                   10,600,000  71.633     .82
NiSource Inc.                                                         1,500,000  30.750     .35
Pinnacle West Capital Corp.                                           3,200,000 118.000    1.35
PowerGen PLC                                                          1,600,000  13.965     .16
Scottish and Southern Energy PLC                                     13,640,000 129.405    1.48
Sierra Pacific Resources (formerly Nevada Power Co.)                    920,000  20.700     .24
Williams Companies, Inc.                                              3,383,250 126.872    1.45
Wisconsin Energy Corp.                                                  690,000  15.439     .16
                                                                               ------------------
                                                                               1,067.15   12.16
                                                                               ------------------

MATERIALS
CHEMICALS  -  0.11%
E.I. du Pont de Nemours and Co.                                          70,031   4.513     .05
Hickson International PLC                                             8,700,000   5.431     .06
FOREST PRODUCTS & PAPER  -  1.31%
Chesapeake Corp.                                                        300,000   9.000     .10
Georgia-Pacific Corp., Georgia-Pacific Group                            360,000  15.570     .18
 7.50% PEPS convertible preferred 2004 Units
Potlatch Corp.                                                          936,000  39.487     .45
Rayonier Inc.                                                           465,600  19.090     .22
Stora Enso Oyj                                                        1,023,647  13.441     .15
Westvaco Corp.                                                          600,000  17.812     .21
METALS: NONFERROUS  -  0.59%
Billiton PLC                                                         11,000,000  47.899     .55
USX Corp. 6.75% DECS convertible preferred 2000                         500,000   3.625     .04
MISCELLANEOUS MATERIALS & COMMODITIES  -  0.26%
De Beers Consolidated Mines Ltd.                                        850,000  23.230     .26
                                                                               ------------------
                                                                                183.528    2.09
                                                                               ------------------

CAPITAL EQUIPMENT
ELECTRONIC INSTRUMENTS  -  0.03%
Thermo Instrument Systems Inc. 4.50% convertible                    $3,000,000    2.468     .03
 debentures 2003 (1)

INDUSTRIAL COMPONENTS  -  0.39%
Tomkins PLC                                                          10,250,000  34.519     .39
MACHINERY & ENGINEERING  -  0.15%
Foster Wheeler Corp.                                                  1,200,000  13.500     .15
                                                                               ------------------
                                                                                 50.487     .57
                                                                               ------------------

CONSUMER GOODS
AUTOMOBILES  -  1.38%
Ford Motor Co.                                                        2,200,000 120.725    1.38
BEVERAGES & TOBACCO  -  2.88%
Foster's Brewing Group Ltd.                                          16,000,000  42.500     .48
Gallaher Group PLC                                                    8,800,000  53.340     .61
Nabisco Group Holdings Corp.(formerly RJR                             1,500,000  19.219     .22
 Nabisco Holdings Corp.)
Philip Morris Companies Inc.                                          2,715,000  68.384     .78
Societe Nationale d'Exploitation Industrielle des                       575,000  32.069     .37
 Tabacs et Allumettes "SEITA"
UST Inc.                                                              1,350,000  37.378     .42
FOOD & HOUSEHOLD PRODUCTS  -  0.09%
Devro PLC                                                             5,000,000   7.639     .09
HEALTH & PERSONAL CARE  -  0.70%
Bristol-Myers Squibb Co.                                                800,000  61.450     .70
                                                                               ------------------
                                                                                442.704    5.05
                                                                               ------------------

SERVICES
BROADCASTING & PUBLISHING  -  0.34%
Houston Industries, Inc. (converting to Time
 Warner Inc.)
 7.00% ACES convertible preferred 2000                                  150,000  17.212     .20
West Australian Newspapers Holdings Ltd.                              3,817,917  12.944     .14
BUSINESS SERVICES  -  4.50%
American Water Works Co., Inc.                                        1,850,000  53.997     .62
Autopistas del Mare Nostrum, SA Concesionaria                           750,000  14.372     .16
 del Estado
BRISA-Auto-Estradas de Portugal, SA                                     390,000  15.369     .18
Cendant Corp. 7.50% FELINE PRIDES convertible                           400,000  11.200     .13
 preferred 2001
Hutchison Delta Finance Ltd. 7.00% convertible                      $11,000,000  11.000     .13
 debentures 2002 (1),(2)
Hyder PLC                                                             6,353,807  57.195     .65
Philadelphia Suburban Corp.                                             429,600   9.881     .11
Thames Water PLC                                                      6,977,083 102.423    1.17
United Utilities PLC                                                 11,920,000 118.675    1.35
DIVERSIFIED TELECOMMUNICATION SERVICES  -  9.92%
BCT.TELUS Communications Inc.                                         1,010,489  21.007     .24
Deutsche Telekom AG                                                   4,607,300 211.869    2.42
France Telecom SA                                                       200,000  19.331     .22
Koninklijke PTT Nederland NV                                          1,833,782  94.150    1.07
SBC Communications Inc.                                               3,303,000 168.246    1.92
Swisscom AG                                                             287,391  87.571    1.00
Telecom Argentina STET-France Telecom SA,                               359,200   9.878     .11
 Class B (ADR)
Telecom Corp. of New Zealand Ltd.                                    15,784,160  63.390
Telecom Corp. of New Zealand Ltd. (1)                                 8,380,000  33.655    1.12
Telecom Corp. of New Zealand Ltd. (ADR)                                  25,000    .812
Telecom Italia SpA                                                   23,221,200 114.481    1.30
U S WEST, Inc.                                                          750,000  45.797     .52
LEISURE & TOURISM  -  0.67%
Host Marriott Financial Trust 6.75% QUIPS                               400,000  13.400     .15
 convertible preferred 2026
Seagram Co. Ltd. 7.50% convertible preferred                            720,000  35.595     .41
 2002 Units
Sky City Ltd., installment receipts                                   4,800,000   9.566     .11
MERCHANDISING  -  0.74%
J.C. Penney Co., Inc.                                                 1,050,000  26.644     .30
Safeway PLC                                                          12,150,000  38.156     .44
TRANSPORTATION: AIRLINES  -  0.63%
Qantas Airways Ltd.                                                  17,495,065  55.637     .63
TRANSPORTATION: RAIL & ROAD  -  0.13%
Canadian National Railway Co. 5.25% convertible                         220,000  11.110     .13
 preferred 2029
                                                                               ------------------
                                                                               1,484.56   16.93
                                                                               ------------------

FINANCE
BANKING  -  18.75%
ABN AMRO Holding NV                                                   1,262,722  30.548     .35
AmSouth Bancorporation                                                3,150,000  81.112     .92
Australia and New Zealand Banking Group Ltd.                          2,456,986  16.205     .18
BancWest Corp.                                                          400,000  16.725     .19
Bank of America Corp.                                                 1,000,000  64.375     .73
Bank of Nova Scotia                                                   4,241,600  96.865    1.10
BANK ONE CORP.                                                        4,090,000 153.631    1.75
Barclays PLC                                                          3,500,000 107.119    1.22
Chase Manhattan Corp.                                                   800,000  69.900     .80
Comerica Inc.                                                           600,000  35.663     .41
Commonwealth Bank of Australia                                        1,326,000  21.718     .25
First Security Corp.                                                  1,933,600  49.548     .56
First Union Corp.                                                     4,895,706 208.985    2.38
HSBC Holdings PLC                                                     3,049,749  36.608     .42
Huntington Bancshares Inc.                                            2,310,000  68.434     .78
J.P. Morgan & Co. Inc.                                                  120,000  15.705     .18
KeyCorp                                                               2,190,000  61.183     .70
Keystone Financial, Inc.                                              1,127,550  28.259     .32
National Australia Bank Ltd.                                          3,708,453  57.194     .65
National City Corp.                                                   1,885,000  55.608     .63
Royal Bank of Canada                                                  1,515,000  65.335     .74
United Bankshares, Inc.                                               1,775,000  43.709     .50
Valley National Bancorp                                                 600,000  16.013     .18
Wachovia Corp.                                                        1,237,875 106.767    1.22
Washington Mutual, Inc.                                               1,100,000  39.531     .45
Westpac Banking Corp.                                                 7,293,755  46.771     .53
Wilmington Trust Corp.                                                  950,000  51.538     .61
FINANCIAL SERVICES  -  0.57%
Health Care Property Investors, Inc.                                  1,545,000  40.556     .46
Imperial Credit Commercial Mortgage Investment Corp.                    900,000   9.788     .11
INSURANCE  -  2.66%
American General Corp.                                                  160,000  11.870     .14
Lincoln National Corp.                                                1,720,000  79.335     .90
Ohio Casualty Corp.                                                   1,435,000  23.947     .27
Royal & Sun Alliance Insurance Group PLC                              4,059,390  27.739     .32
Union des Assurances Federales                                           75,000   9.660     .11
XL Capital Ltd.                                                       1,500,800  80.574     .92
REAL ESTATE  -  4.57%
AMB Property Corp.                                                    1,500,000  29.812     .34
Apartment Investment and Management Co., Class A                      1,125,000  42.328     .48
Archstone Communities Trust                                           4,784,585  95.692    1.09
Bradley Real Estate, Inc.                                             1,045,000  17.504     .20
Cabot Industrial Trust                                                  695,000  13.900     .16
CarrAmerica Realty Corp.                                              1,620,000  36.045     .41
Duke-Weeks Realty Corp. (formerly Weeks Corp.)                          669,300  13.135     .15
Equity Residential Properties Trust                                     545,000  22.788     .26
Glenborough Realty Trust Inc., Series A, 7.75%                          400,000   6.125     .07
 convertible preferred 2049
Kimco Realty Corp.                                                      510,000  17.404     .20
Meditrust Corp., paired stock                                         2,960,000  23.865     .27
ProLogis Trust                                                        1,191,114  23.003     .26
Spieker Properties, Inc.                                                250,000   8.734     .10
Washington Real Estate Investment Trust                                 145,500   2.219     .03
Weingarten Realty Investors                                           1,260,000  48.195     .55
                                                                               ------------------
                                                                               2,329.26   26.55
                                                                               ------------------

MULTI-INDUSTRY, GOLD MINES & MISCELLAEOUS
MULTI-INDUSTRY  -  0.23%
Hunting PLC                                                           4,260,000   9.658     .11
Lend Lease Corp. Ltd.                                                   921,354  10.594     .12

GOLD MINES  -  0.66%
Anglogold Ltd.                                                        1,025,000  57.927     .66

MISCELLANEOUS - 1.37%
Equity securities in initial period of acquisition                              120.903    1.37
                                                                               ------------------
                                                                                199.082    2.26
                                                                               ------------------

TOTAL EQUITY SECURITIES (cost:  $4,324.362 million)                            5,772.35   65.79



                                                                     Principal  Market Percent
                                                                        Amount   Value  Of Net
Bonds and Notes                                                                (Million Assets
--------------------------------------------                          -------- ----------------
Corporate
--------------------------------------------
Airplanes Pass Through Trust, pass-through
 certificates,
 Series 1, Class C, 8.15%  2019 (3)                                  $5,400,135 $  5.11   .06%
Allegiance Corp. 7.80% 2016                                           3,000,000   2.996     .03
Allied Waste North America, Inc. 7.625% 2006                          3,000,000   2.621     .03
Atlas Air, Inc., 1998-1 Pass Through Trust, Class A,                  8,845,153   8.261
 7.38% 2018 (3)
Atlas Air, Inc., 1998-1 Pass Through Trust, Class B,                  4,942,074   4.588     .15
 7.68% 2014 (3)
Bear Stearns Commercial Mortgage Securities Inc.,
 pass-through certificates, Series 1999-WF2,                         29,837,184  29.649     .34
 Class A-1, 6.80% 2031 (3)
British Sky Broadcasting Group PLC 8.20% 2009 (1)                     3,000,000   2.924     .03
Cable & Wireless Communications PLC                                   9,625,000   9.695     .10
 6.625%-6.75% 2005-2008
Cablevision Systems Corp. 7.875%-8.125% 2007-2009                     5,500,000   5.339     .06
Canandaigua Brands, Inc. 8.625% 2006                                  4,000,000   3.940     .04
CarrAmerica Realty Corp. 6.625% 2000                                 10,000,000   9.922     .11
Century Communications Corp. 8.75% 2007                               2,000,000   1.910     .02
Chancellor Media Corp. of Los Angeles 8.00% 2008                      3,000,000   2.948     .03
Charter Communications Holdings, LLC 8.25% 2007 (1)                   6,000,000   5.700     .06
Columbia Gas System, Inc., Series G, 7.62% 2025                       3,000,000   2.811
Columbia Gas System, Inc., Series C, 6.80% 2005                       2,000,000   1.928     .05
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045                 51,830,000  49.829     .58
Conoco Inc. 5.90% 2004                                               43,000,000  41.395     .47
Container Corp. of America 9.75% 2003                                 8,485,000   8.655     .10
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (3)                              1,892,826   1.858
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (3)                               4,895,937   4.586     .11
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class C, 7.42%  2007 (3,4)                            2,819,426   2.784
Cox Radio, Inc. 6.375% 2005                                           3,500,000   3.317     .04
Delta Air Lines, Inc., 1991 Equipment Certificates Trust,
 Series K, 10.00% 2014 (1)                                            2,000,000   2.225     .03
DLJ Mortgage Acceptance Corp., Series 1996-CF1,                       1,750,247   1.763     .02
 Class A-1A, 7.28% 2028
EOP Operating LP 6.75% 2008                                           2,250,000   2.089     .02
EQCC Home Equity Loan Trust, Asset Backed Certificates,
 Series 1999-2, Class A-4F, 6.753% 2027 (3)                           5,000,000   4.861     .06
Federal-Mogul Corp. 7.50% 2009 (1)                                    5,000,000   4.480     .05
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (3)                                            4,250,000   4.221     .05
Fred Meyer, Inc. 7.375%-7.45% 2005-2008                               5,000,000   4.939     .06
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                        2,000,000   1.510     .02
Hearst-Argyle Television, Inc. 7.00% 2007-2018                        3,000,000   2.732     .03
Highwoods/Forsyth LP 6.835% MOPPRS 2003                               2,500,000   2.406     .03
Irvine Apartment Communities, LP 7.00% 2007                           7,000,000   6.303     .07
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)           5,000,000   5.366     .06
Liberty Media Corp. 7.875% 2009 (1)                                   3,000,000   3.009     .03
McDermott Inc. 9.375% 2002                                            6,000,000   6.196     .07
McKesson Corp. 6.40% 2008                                             4,000,000   3.312     .04
Merrill Lynch Mortgage Investors, Inc., Seller
  Manufactured Housing Contract, Series 1995-C2,                      1,231,960   1.226     .01
 Class A-1, 6.919% 2021 (4)
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                           2,240,961   2.326     .03
Omega Healthcare Investors, Inc. 6.95% 2002-2007                     10,500,000   9.695     .11
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                            2,000,000   1.939     .02
PanAmSat Corp. 6.00% 2003                                             5,000,000   4.670     .05
Paperboard Industries International Inc. 8.375% 2007                  4,750,000   4.382     .05
Price REIT, Inc. 7.50% 2006                                          11,000,000  10.825     .12
ProLogis Trust 7.05% 2006                                             3,000,000   2.854     .03
Qwest Communications International Inc.                               2,000,000   1.587     .02
 0%/9.47% 2007 (5)
Security Capital Group Inc. 7.15% 2007                                7,500,000   6.795     .08
Spieker Properties, LP 6.75%-6.875% 2005-2008                        15,000,000  14.231     .16
Tenet Healthcare Corp. 8.125% 2008 (1)                               10,000,000   9.000     .10
Waste Management, Inc. 6.375% 2003                                    3,749,000   3.255     .04
Wellsford Residential Property Trust 7.75% 2005                       2,500,000   2.515     .03
WestPoint Stevens Inc. 7.875% 2005                                    5,000,000   4.650  0.07000
                                                                               ------------------
                                                                                348.134    3.97
                                                                               ------------------


GOVERNMENTS AND GOVERNMENTAL AUTHORITIES
Canadian Government 7.00% September 2001                            C$ 40,000,0  27.723     .32
Freddie Mac 5.125% October 2008                                     $10,960,000   9.776     .11
                                                                               ------------------
                                                                                 37.499     .43
                                                                               ------------------


U.S. TREASURIES
8.00% May 2001                                                        6,000,000   6.192     .07
6.50% May 2001                                                        3,000,000   3.032     .03
14.25% February 2002                                                 75,000,000  88.219    1.01
11.125% August 2003                                                  75,000,000  87.527    1.00
6.50% May 2005                                                        7,500,000   7.637     .09
6.125% August 2007                                                    2,200,000   2.192     .02
6.375% August 2027                                                    9,000,000   8.969     .10
                                                                               ------------------
                                                                                203.768    2.32
                                                                               ------------------
TOTAL BONDS AND NOTES (cost:  $619.589 million)                                 589.401    6.72
                                                                               ------------------
TOTAL INVESTMENT SECURITIES (cost: $4,943.951 million)                         6,361.75   72.51
                                                                               ------------------

                                                                     Principal  Market Percent
                                                                        Amount   Value  Of Net
Short-Term Securities                                                          (Million Assets
--------------------------------------------                          -------- ----------------
CORPORATE SHORT-TERM NOTES

American Express Credit Corp. 5.29%-5.73%                           $90,400,000 $ 88.95  1.02%
 due 12/15/1999-2/17/2000
Archer Daniels Midland Co. 5.35% due 2/14/2000                       25,000,000  24.554     .28
Associates First Capital Corp. 5.15%-5.69% due                       95,000,000  94.550    1.08
 11/1/1999-2/24/2000
AT&T Corp. 5.30%-5.70% due 12/6/1999-2/28/2000                       55,700,000  55.103     .63
BellSouth Capital Funding Corp. 5.67%-5.93%                          62,300,000  61.165     .70
 due 1/20-3/16/2000 (1)
Ciesco LP 5.25%-5.98% due 11/4/1999-2/7/2000                         75,500,000  74.518     .85
Coca-Cola Co. 5.29%-5.86% due 1/25-1/28/2000                         71,800,000  70.750     .81
Eastman Kodak Co. 5.30%-5.72% due 11/2/1999-2/24/2000                82,000,000  81.127     .92
E.I. du Pont de Nemours and Co. 5.25%-5.70%                          63,000,000  62.072     .70
 due 11/29/1999-3/10/2000
Emerson Electric Co. 5.30%-5.31% due 1/24-2/1/2000                   54,300,000  53.500     .61
Ford Motor Credit Co. 5.19%-5.84% due                                71,700,000  70.973     .81
 12/3/1999-1/13/2000
General Electric Capital Corp. 5.41%-5.97%                           81,200,000  79.831     .91
 due 1/25-2/23/2000
H.J. Heinz Co. 5.50%-5.53% due 1/27-2/2/2000                         69,500,000  68.432     .77
Household Finance Corp. 5.23%-5.95% due                              68,600,000  67.685     .77
 12/9/1999-1/28/2000
IBM Credit Corp. 5.24%-5.95% due 12/15/1999-1/19/2000                53,000,000  52.517     .60
International Lease Finance Corp. 5.29%-5.60%                        42,266,000  41.841     .47
 due 11/8/1999-2/3/2000
Johnson & Johnson 5.30%-5.60% due 1/25-2/16/99 (1)                   37,300,000  36.681     .41
Merck & Co. Inc. 5.30%-5.34% due 2/3-2/4/2000                        64,000,000  62.972     .72
Motiva Enterprises LLC 5.75%-5.94% due 1/27-2/18/2000                52,800,000  51.904     .59
National Rural Utilities Cooperative Finance Corp.                   62,700,000  62.127     .71
 5.28%-5.75% due 11/10/1999-2/18/2000
Pfizer Inc. 5.77%-5.80% due 3/14-3/17/2000 (1)                       54,500,000  53.272     .60
Procter & Gamble Co. 5.29%-5.90% due 11/30/1999-1/31/2000            81,600,000  80.712     .92
SBC Communications Inc. 5.68% due 2/10/2000 (1)                      34,162,000  33.583     .38
USAA Capital Corp. 5.73%-5.85% due 1/24-2/2/2000                     52,500,000  51.685     .62
Walt Disney Co. 5.84%-5.89% due 1/21-2/18/2000                       61,600,000  60.639     .69
                                                                               1,541.14   17.57
                                                                               ------------------

FEDERAL AGENCY DISCOUNT NOTES

Fannie Mae 4.75%-5.40% due 11/4/1999-2/9/2000                       139,524,000 138.791    1.58
Federal Home Loan Banks 4.81%-5.44% due                             125,800,000 124.724    1.42
 11/12/1999-2/25/2000
Freddie Mac 4.78%-5.52% due 11/4/1999-3/2/2000                      226,495,000 224.921    2.57
                                                                               ------------------
                                                                                488.436    5.57
                                                                               ------------------

U.S. TREASURY SHORT-TERM NOTES
6.125%-8.75% due 2/15-9/30/2000                                     430,000,000 435.590    4.97


TOTAL SHORT-TERM SECURITIES (cost:                                             2,465.17   28.11
  $2,480.272 million)
Excess of payables over cash and receivables                                     54.153     .62
                                                                               ------------------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES,
  NET OF PAYABLES                                                              2,411.02   27.49
                                                                               ------------------

NET ASSETS                                                                     $8,772.7100.00%
                                                                                ======  ======




(1) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) Valued under procedures established by the Board of Directors.

(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(4) Coupon rate may change periodically.

(5) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements


Capital Income Builder
Financial Statements

Statement of Assets and Liabilities
at October 31, 1999                                         (dollars in
                                                            millions)
Assets:
Investment securities at market (cost:$4,943.951)           $6,361.753
Short-term securities (cost:$2,480.272)                     2,465.173
Cash                                                             .029
Receivables for-
 Sales of investments                                $2.631
 Sales of fund's shares                               4.321
 Dividends and accrued interest                      38.869    45.821
                                                  ----------------------
                                                            8,872.776
Liabilities:
Payables for-
 Purchases of investments                            20.239
 Repurchases of fund's shares                        10.210
 Management services                                  2.306
 Dividends payable                                   63.323
 Accrued expenses                                     3.925   100.003
                                                  ----------------------
Net Assets at October 31, 1999 - Equivalent to
 $44.90 per share on 195,385,277 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 400,000,000 shares)            $8,772.773
                                                            ============

Statement of Operations
for the year ended October 31, 1999                         (dollars in
                                                            millions)
Investment Income:
Income:
 Dividends                                        $ 230.043
 Interest                                           206.791  $436.834
                                                  ------------
Expenses:
 Management services fee                             28.908
 Distribution expenses                               21.496
 Transfer agent fee                                   5.195
 Reports to shareholders                               .246
 Registration statement and prospectus                 .476
 Postage, stationery and supplies                      .733
 Directors' fees                                       .172
 Auditing and legal fees                               .059
 Custodian fee                                         .948
 Taxes other than federal income tax                   .099
 Other expenses                                        .102    58.434
                                                  ----------------------
 Net investment income                                        378.400
                                                            ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                             329.823
Net change in unrealized appreciation on investments         (484.382)
                                                            ------------
 Net realized gain and change in unrealized
  appreciation on investments                                (154.559)
                                                            ------------
Net Increase in Net Assets Resulting from Operations         $223.841
                                                            ============

See Notes to Financial Statements
Statement of Changes in Net Assets                (dollars imillions)
                                                  Year endedOctober 31
                                                  ----------------------
                                                       1999      1998
                                                  ----------------------
Operations:
Net investment income                             $  378.400$  357.940
Net realized gain on investments                    329.823   519.943
Net change in unrealized appreciation on investmen (484.382)  108.040
                                                  ----------------------
 Net increase in net assets resulting from
  operations                                        223.841   985.923
                                                  ----------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (376.344) (360.241)
Distributions from net realized gain on investment (510.675) (256.425)
                                                  ----------------------
 Total dividends and distributions                 (887.019) (616.666)
                                                  ----------------------
Capital Share Transactions:
Proceeds from shares sold: 26,060,446 and
 30,081,411 shares, respectively                  1,227.223 1,451.894
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 17,234,396 and
 10,721,248 shares, respectively                    799.504   505.404
Cost of shares repurchased: 28,645,287 and 18,311,478
 shares, respectively                             (1,337.580 (881.077)
                                                  ----------------------
 Net increase in net assets resulting from capital
  share transactions                                689.147 1,076.221
                                                  ----------------------
Total Increase in Net Assets                         25.969 1,445.478

Net Assets:
Beginning of year                                 8,746.804 7,301.326
                                                  ----------------------
End of year (including undistributed net investment
 income: $5.250 and $3.480, respectively)         $8,772.773$8,746.804
                                                  ======================



See Notes to Financial Statements


CAPITAL INCOME BUILDER
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

    SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on securities purchased.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

2.  NON-U.S. INVESTMENTS

    INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

    TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1999, such non-U.S. taxes were $9,269,000.

    CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $286,000 for the year ended October 31, 1999.

3.  FEDERAL INCOME TAXATION

    The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

    As of October 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,402,703,000, of which $1,757,313,000 related to appreciated securities and $354,610,000 related to depreciated securities. During the year ended October 31, 1999, the fund realized, on a tax basis, a net capital gain of $332,283,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $2,460,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,424,223,000 at October 31, 1999.

4.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    INVESTMENT ADVISORY FEE - The fee of $28,908,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

    DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1999, distribution expenses under the Plan were $21,496,000. As of October 31, 1999, accrued and unpaid distribution expenses were $3,131,000.

    American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,326,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,195,000.

    DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $360,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

    The fund made purchases and sales of investment securities, excluding short-term securities, of $1,459,940,000 and $1,590,820,000, respectively, during the year ended October 31, 1999.

    As of October 31, 1999, accumulated undistributed net realized gain on investments was $277,135,000 and additional paid-in capital was $7,085,733,000. The fund reclassified $286,000 from undistributed net realized currency losses to undistributed net investment income and $34,300,000 to additional paid in capital from undistributed net realized gains for the year ended October 31, 1999 as a result of permanent differences between book and tax.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $948,000 includes $52,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                     Year     ended October        31
                                                ----------------------------------------------
                                                     1999       1998    1997     1996    1995
                                                ----------------------------------------------
Net Asset Value, Beginning of Year                 $48.40    $46.14  $39.70   $36.27  $32.68
                                                ----------------------------------------------
 Income from Investment Operations:
  Net investment income                              1.93      2.09    1.74     1.95    1.69
  Net (loss) gain on securities (both
   realized and unrealized)                         ($.70)     3.87    7.20     3.92    3.69
                                                ----------------------------------------------
   Total from investment operations                  1.23      5.96    8.94     5.87    5.38
                                                ----------------------------------------------
 Less Distributions:
  Dividends (from net investment income)            (1.92)    (2.09)  (1.77)   (1.94)  (1.69)
  Distributions (from capital gains)                (2.81)    (1.61)   (.73)    (.50)   (.10)
                                                ----------------------------------------------
   Total distributions                              (4.73)    (3.70)  (2.50)   (2.44)  (1.79)
                                                ----------------------------------------------
Net Asset Value, End of Year                       $44.90    $48.40  $46.14   $39.70  $36.27
                                                ==================================== =======

Total Return (1)                                    2.53%     13.33%  23.16%   16.76%  16.98%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)             $8,773    $8,747  $7,301   $5,418  $4,533
 Ratio of expenses to average net assets             .64%      .64%    .65%     .71%    .72%
 Ratio of net income to average net assets           4.15%     4.35%   4.04%    5.19%   4.96%
 Portfolio turnover rate                            20.56%    24.38%  27.65%   27.56%  18.06%





(1)  Excludes maximum sales charge of 5.75%.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California

November 30, 1999

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year regarding the federal tax status of distributions.

During the fiscal year ended October 31, 1999, the fund paid a long-term capital gain distribution of $2.81 per share.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 26% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S fiscal year AND NOT THE calendar year, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE calendar year AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                    PART C

                              OTHER INFORMATION
                          CAPITAL INCOME BUILDER, INC.

ITEM 23. EXHIBITS
(a) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(b) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(c) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(d) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(e) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(f) None
(g) Foreign Custody Manager Agreement
(h) None
(i) Not applicable to this filing
(j) Consent of Independent Auditors
(k) None
(l) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(m) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997)
(n) None
(o) None
(p) Code of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None

ITEM 25. INDEMNIFICATION

 Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which directors who are parties may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)    (1)                                 (2)                                  (3)



       NAME AND PRINCIPAL                  POSITIONS AND OFFICES                POSITIONS AND OFFICES

       BUSINESS ADDRESS                    WITH UNDERWRITER                     WITH REGISTRANT



       David L. Abzug                      Regional Vice President              None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                        Vice President                       None

       #61 Point West Circle

       Little Rock, AR 72211



       Robert B. Aprison                   Vice President                       None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                  Vice President                       None



       Steven L. Barnes                    Senior Vice President                None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                       Assistant Vice President             None



       Michelle A. Bergeron                Senior Vice President                None

       4160 Gateswalk Drive

       Smyrna, GA 30080

       J. Walter Best, Jr.                 Regional Vice President              None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                     Senior Vice President                None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                   Vice President                       None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                       Senior Vice President                None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                   Senior Vice President                None

       2320 North Austin Avenue

       Georgetown, TX  78626



       Alan Brown                          Regional Vice President              None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                      Vice President                       None



       Brian C. Casey                      Regional Vice President              None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                   Senior Vice President                None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120



       Christopher J. Cassin               Senior Vice President                None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                    Vice President                       None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                 Director                             None



L      Kevin G. Clifford                   Director, President and Co-Chief     None

                                           Executive Officer



       Ruth M. Collier                     Senior Vice President                None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                     Assistant Vice President             None



H      Carlo Cordasco                      Assistant Vice President             None



       Thomas E. Cournoyer                 Vice President                       None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                Senior Vice President                None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                     Vice President                       None



       Daniel J. Delianedis                Regional Vice President              None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       Michael A. Dilella                  Vice President                       None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                     Senior Vice President                None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                       Senior Vice President                None

       633 Menlo Avenue, Suite 210

       Menlo Park, CA  94025



       Peter J. Doran                      Director, Senior Vice                None
                                           President

       Suite 216W

       100 Merrick Road

       Rockville Centre, NY 11570



L      Michael J. Downer                   Secretary                            None



       Robert W. Durbin                    Vice President                       None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                    Senior Vice President                None



L      Paul H. Fieberg                     Senior Vice President                None



       John Fodor                           Vice President                      None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                     Regional Vice President              None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                    Senior Vice President                None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                 Vice President                       None



       Jeffrey J. Greiner                  Vice President                       None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                  Director                             Chairman of the Board



B      Mariellen Hamann                    Assistant Vice President             None



       David E. Harper                     Senior Vice President                None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                     Assistant Vice President             None



       Ronald R. Hulsey                    Vice President                       None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                     Regional Vice President              None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                 Director                             None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                    Vice President                       None



       Arthur J. Levine                    Senior Vice President                None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                       Assistant Vice President             None



       T. Blake Liberty                    Regional Vice President              None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                        Regional Vice President              None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy                      Assistant Vice President             None



L      Susan G. Lindgren                   Vice President - Institutional       None

                                           Investment Services



LW     Robert W. Lovelace                  Director                             None



       Stephen A. Malbasa                  Vice President                       None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                    Senior Vice President                None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                   Director, Senior Vice                None
                                           President



L      E. Lee McClennahan                  Senior Vice President                None



S      John V. McLaughlin                  Senior Vice President                None



       Terry W. McNabb                     Vice President                       None

       2002 Barrett Station Road

       St. Louis, MO  63131

L      R. William Melinat                  Vice President - Institutional       None

                                           Investment Services



       David R. Murray                     Vice President                       None

       60 Briant Drive

       Sudbury, MA  01776



       Stephen S. Nelson                   Vice President                       None

       P.O. Box 470528

       Charlotte, NC  28247-0528



       William E. Noe                      Regional Vice President              None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                      Vice President                       None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                       Vice President                       None

       62 Park Drive

       Glenview, IL  60025



       Gary A. Peace                       Regional Vice President              None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                     Regional Vice President              None

       6133 Calle del Paisano

       Scottsdale, AZ 85251



       Fredric Phillips                    Senior Vice President                None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                 Assistant Vice President             None



       Carl S. Platou                      Vice President                       None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                        Senior Vice President                None



S      Richard P. Prior                    Vice President                       None

       Steven J. Reitman                   Senior Vice President                None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                    Vice President                       None

       P.O. Box 472245

       Charlotte, NC  28247



       George S. Ross                      Senior Vice President                None

       55 Madison Avenue

       Morristown, NJ  07960



L      Julie D. Roth                       Vice President                       None



L      James F. Rothenberg                 Director                             None



       Douglas F. Rowe                     Vice President                       None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                Regional Vice President              None

       9417 Beverlywood Street

       Los Angeles, CA  90034



       Dean B. Rydquist                    Senior Vice President                None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                   Senior Vice President                None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                 Vice President                       None

       31465 St. Andrews

       Westlake, OH  44145



L      R. Michael Shanahan                 Director                             None



       David W. Short                      Chairman of the Board and            None

       1000 RIDC Plaza, Suite 212          Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                    Senior Vice President                None

       912 Castlehill Lane

       Devon, PA 19333



L      John C. Smith                       Assistant Vice President -           None

                                           Institutional Investment
                                           Services



       Rodney G. Smith                     Vice President                       None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie Snyder-Senft                Assistant Vice President             None



       Anthony L. Soave                    Regional Vice President              None

       8831 Morning Mist Drive

       Clarkston, MI 48348



       Theresa Souiller                    Assistant Vice President             None

       2652 Excaliber Court

       Virginia Beach, VA 23454



       Nicholas D. Spadaccini              Regional Vice President              None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                Assistant Vice President             None



       Daniel S. Spradling                 Senior Vice President                None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern                       Director                             None



B      Max D. Stites                       Vice President                       None



       Thomas A. Stout                     Regional Vice President              None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                   Vice President                       None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                Senior Vice President                None

       31641 Saddletree Drive

       Westlake Village, CA  91361



L      Drew W. Taylor                      Assistant Vice President             None



S      James P. Toomey                     Vice President                       None



I      Christopher E. Trede                Vice President                       None



       George F. Truesdail                 Vice President                       None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                Vice President                       None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                      Regional Vice President              None

       7 Gladstone Lane

       Laguna Niguel, CA 92677



       Thomas E. Warren                    Regional Vice President              None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                       Senior Vice President,               None

                                           Treasurer and Controller



       Gregory J. Weimer                   Vice President                       None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                    Director                             None



       George Wenzel                       Regional Vice President              None

       3406 Shakespeare Drive

       Troy, MI 48084



H      J. D. Wiedmaier                     Assistant Vice President             None

       Timothy J. Wilson                   Vice President                       None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                   Vice President                       None

H      Marshall D. Wingo                   Director, Senior Vice                None
                                           President



L      Robert L. Winston                   Director, Senior Vice                None
                                           President



       William R. Yost                     Vice President                       None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                      Regional Vice President              None

       1616 Vermont

       Houston, TX  77006



       Scott D. Zambon                     Regional Vice President              None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 3rd day of January, 2000.

  CAPITAL INCOME BUILDER, INC.
  By  /s/ Paul G. Haaga, Jr.
      (Paul G. Haaga, Jr., Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on January 3, 2000, by the following persons in the capacities indicated.

 SIGNATURE                             TITLE

(1) Principal Executive Officer:
  /s/ James B. Lovelace                President and Director
 (James B. Lovelace)
(2) Principal Financial Officer and
 Principal Accounting Officer:
  /s/ R. Marcia Gould                  Treasurer
 (R. Marcia Gould)
(3) Directors:
 H. Frederick Christie*                Director
  /s/ Paul G. Haaga, Jr.
 (Paul G. Haaga, Jr.)                  Chairman of the Board
 Mary Myers Kauppila                   Director
  /s/ James B. Lovelace
 (James B. Lovelace)                   President and Director
 Jon B. Lovelace* Vice                 Chairman of the Board
 Gail L. Neale*                        Director
 Robert J. O'Neill                     Director
 Donald E. Petersen*                   Director
 Stefanie Powers                       Director
 Frank Stanton*                        Director
 Charles Wolf, Jr.*                    Director

 *By   /s/ Vincent P. Corti
         (Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

   /s/ Michael J. Downer
  (Michael J. Downer)